PROSPECTUS MAY 1, 2006

AXA PREMIER VIP TRUST

AXA Allocation Portfolios

AXA Conservative Allocation Portfolio

AXA Moderate Allocation Portfolio

AXA Aggressive Allocation Portfolio

The Securities and Exchange Commission has not approved any portfolio’s shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

INTRODUCTION

AXA Premier VIP Trust (“Trust”) is comprised of sixteen (16) distinct mutual funds, each with its own investment strategy and risk/reward profile. This prospectus describes the Class A shares of three (3) of the five (5) AXA Allocation Portfolios of the Trust. The AXA Allocation Portfolios are designed as a convenient approach to help investors meet retirement and other long-term goals. Information on each AXA Allocation Portfolio, including investment objectives, investment strategies and investment risks, can be found on the pages following this introduction. The investment objective of each AXA Allocation Portfolio may be changed without a shareholder vote.

The Trust’s shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”) issued or to be issued by AXA Equitable Life Insurance Company (“AXA Equitable”) or other affiliated or unaffiliated insurance companies and to the Investment Plan for Employees, Managers and Agents (“Investment Plan”). Shares also may be sold to tax-qualified retirement plans. The prospectus is designed to help you make informed decisions about the portfolios that are available to the Investment Plan.

The investment manager to the AXA Allocation Portfolios is AXA Equitable (the “Manager”). Information regarding AXA Equitable is included under “Management Team” in this prospectus.

The co-distributors for each AXA Allocation Portfolio are AXA Advisors, LLC and AXA Distributors, LLC (“Co-Distributors”).

An investment in an AXA Allocation Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these portfolios, be sure to read all risk disclosures carefully before investing.

Table of

THE AXA ALLOCATION PORTFOLIOS AT A GLANCE

The AXA Allocation Portfolios are designed as a convenient approach to help investors meet retirement and other long-term goals. Investors may choose to invest in one or more of the AXA Allocation Portfolios based on their risk tolerance, investment time horizons and personal investment goals.

This prospectus describes three (3) of the AXA Allocation Portfolios — AXA Conservative Allocation Portfolio, AXA Moderate Allocation Portfolio and AXA Aggressive Allocation Portfolio. Each AXA Allocation Portfolio pursues its investment objective by investing exclusively in other mutual funds (the “Underlying Portfolios”) managed by AXA Equitable. The chart below illustrates each AXA Allocation Portfolio according to its relative emphasis on seeking income and seeking growth of capital:

AXA Allocation Portfolio	Income	Growth of Capital
Conservative Allocation Portfolio	High	Low
Moderate Allocation Portfolio	Medium	Medium to High
Aggressive Allocation Portfolio	Low	High

AXA Equitable, under the oversight of the Trust’s Board of Trustees (the “Board”), has established an asset allocation target for each AXA Allocation Portfolio. This target is the approximate percentage of each portfolio’s assets that is invested in either equity securities or fixed income securities (referred to herein as “asset classes”) as represented by equity securities holdings or fixed income securities holdings of Underlying Portfolios in which the portfolio invests. Subject to this asset allocation target, AXA Equitable also has established target investment percentages for each asset category in which an AXA Allocation Portfolio invests. Each target investment percentage is an approximate percentage of a portfolio’s assets that is invested in a particular asset category through investments in Underlying Portfolios whose individual securities holdings fall within such asset category. As used in this prospectus, the term “asset category” refers to specific types of securities within each asset class (i.e., international equity securities, large cap equity securities, small/mid cap equity securities, investment grade bonds, and high yield bonds). These asset allocation targets and target investment percentages may be changed without shareholder approval.

AXA Equitable establishes the asset allocation targets for each asset class and the target investment percentages for each asset category and identifies the specific Underlying Portfolios in which to invest using its proprietary investment process, based on fundamental research regarding the investment characteristics of the asset classes, asset categories and Underlying Portfolios, as well as its outlook for the economy and financial markets. AXA Equitable may change the asset allocation targets and the target investment percentages and may add new Underlying Portfolios or replace existing Underlying Portfolios. The following chart describes the current allocation targets among the asset classes and asset categories for each AXA Allocation Portfolio.

Asset Class	Conservative Allocation	Moderate Allocation	Aggressive Allocation
Range of Equities	20%	50%	90%
• International	5%	15%	25%
• Large Cap	10%	25%	45%
• Small/Mid Cap	5%	10%	20%
Range of Bonds*	80%	50%	10%
• Investment Grade	75%	45%	10%
• High Yield	5%	5%	0%

*	The target allocation for the investment grade and high yield fixed income classes may include securities of both U.S. and foreign issuers.

Actual allocations can deviate from the amounts shown above by up to 15% for each asset class and asset category. Each AXA Allocation Portfolio also may deviate temporarily from its asset allocation targets and target investment percentages for defensive purposes. In addition, each AXA Allocation Portfolio may deviate from its asset allocation targets and target investment percentages as a result of appreciation or depreciation of the holdings of the Underlying Portfolios in which it invests. The AXA Allocation Portfolios have adopted certain policies to reduce the likelihood of such an occurrence. First, AXA Equitable will rebalance each AXA Allocation Portfolio’s holdings periodically to bring the portfolio’s asset allocation back into alignment with its target allocations. Second, AXA Equitable will not allocate any new investment dollars to any Underlying Portfolio that holds securities of a particular asset class or category whose maximum percentage has been exceeded. Third, AXA Equitable will allocate new investment dollars on a priority basis to Underlying Portfolios that hold securities of a particular asset class or category whose minimum percentage has not been achieved.

THE AXA ALLOCATION PORTFOLIOS AT A GLANCE (cont’d)

In order to give you a better understanding of the types of Underlying Portfolios in which the AXA Allocation Portfolios currently may invest, the table below lists the Underlying Portfolios, divided by asset category, based on each Underlying Portfolio’s primary securities holdings. Each of the Underlying Portfolios is advised by AXA Equitable and sub-advised by other advisers, certain of which are affiliates of AXA Equitable. In this connection, the Manager’s selection of Underlying Portfolios may have a positive or negative effect on its revenues and/or profits. You should be aware that in addition to the fees directly associated with an AXA Allocation Portfolio, you will also indirectly bear the fees of the Underlying Portfolios, which include management and administration fees paid to AXA Equitable, and in certain instances, advisory fees paid by AXA Equitable to its affiliates. The AXA Allocation Portfolios will purchase Class A/IA shares of the Underlying Portfolios, which are not subject to distribution or service (Rule 12b-1) fees.

Investment Grade Bond	High Yield Bond

AXA Premier VIP Core Bond

EQ/Alliance Intermediate Government Securities

EQ/Alliance Quality Bond

EQ/Government Securities

EQ/Intermediate Term Bond

EQ/JPMorgan Core Bond

EQ/Long Term Bond

EQ/Money Market

EQ/PIMCO Real Return

EQ/Short Duration Bond

AXA Premier VIP High Yield EQ/Caywood-Scholl High Yield Bond

Large Cap Equities	Small/Mid Cap Equities

AXA Premier VIP Aggressive Equity

AXA Premier VIP Large Cap Core Equity

AXA Premier VIP Large Cap Growth

AXA Premier VIP Large Cap Value

EQ/Alliance Common Stock

EQ/Alliance Growth and Income

EQ/Alliance Large Cap Growth

EQ/Bernstein Diversified Value

EQ/Boston Advisors Equity Income

EQ/Capital Guardian Growth

EQ/Capital Guardian Research

EQ/Capital Guardian U.S. Equity

EQ/Equity 500 Index

EQ/Evergreen Omega

EQ/GAMCO Mergers and Acquisitions

EQ/Janus Large Cap Growth

EQ/JPMorgan Value Opportunities

EQ/Lord Abbett Growth and Income

EQ/Lord Abbett Large Cap Core

EQ/Marsico Focus

EQ/Mercury Basic Value Equity

EQ/MFS Emerging Growth Companies

EQ/MFS Investors Trust

EQ/Montag & Caldwell Growth

EQ/TCW Equity

EQ/UBS Growth and Income

EQ/Van Kampen Comstock

AXA Premier VIP Mid Cap Growth

AXA Premier VIP Mid Cap Value

EQ/Alliance Small Cap Growth

EQ/Bear Stearns Small Company Growth

EQ/FI Mid Cap

EQ/FI Mid Cap Value

EQ/GAMCO Small Company Value

EQ/Lazard Small Cap Value

EQ/Lord Abbett Mid Cap Value

EQ/Small Company Index

EQ/Van Kampen Mid Cap Growth

EQ/Wells Fargo Montgomery Small Cap

International Equities

AXA Premier VIP International Equity

EQ/Alliance International

EQ/Capital Guardian International

EQ/Mercury International Value

EQ/International Growth

EQ/Van Kampen Emerging Markets Equity

Please note that the Underlying Portfolios may already be available directly as an investment option in your variable annuity contract or variable life policy and that an investor in any of the AXA Allocation Portfolios bears both the expenses of the particular AXA Allocation Portfolio as well as the indirect expenses associated with the Underlying Portfolios. Therefore, an investor may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios of an AXA Allocation Portfolio instead of in the AXA Allocation Portfolio itself. However, not all of the Underlying Portfolios of an AXA Allocation Portfolio may be available as an investment option in your variable annuity contract or variable life policy. In addition, an investor who chooses to invest directly in the Underlying Portfolios would not receive the asset allocation and rebalancing services provided by AXA Equitable.

AXA CONSERVATIVE ALLOCATION PORTFOLIO

Manager:	AXA Equitable

Key Characteristics:

•	High level of principal security

•	Potential for growth through conservative investments

•	Diversification created by some limited stock investment providing higher return potential

Investment Goal

Seeks a high level of current income.

Principal Investment Strategies

This portfolio invests approximately 80% of its assets in fixed income investments and approximately 20% of its assets in equity investments through investments in Underlying Portfolios. Subject to the asset allocation target, the portfolio generally invests its assets in a combination of Underlying Portfolios that would result in the portfolio being invested in the following asset categories in the approximate percentages shown in the chart below.

International Equity Securities	5%
Large Cap Equity Securities	10%
Small/Mid Cap Equity Securities	5%
Investment Grade Bonds	75%
High Yield Bonds	5%

The target allocation to investment grade and high yield fixed income asset classes may include securities of both U.S. and foreign issuers. Actual allocations among asset classes and among asset categories can deviate from the amounts shown above by up to 15% of the portfolio’s assets.

This portfolio is managed so that it can serve as a core part of your larger portfolio. The Underlying Portfolios have been selected to represent a reasonable spectrum of investment options for the portfolio. AXA Equitable has based the target investment percentages for the portfolio on the degree to which it believes the Underlying Portfolios, in combination, to be appropriate for the portfolio’s investment objective. AXA Equitable may change the asset allocation ranges and the particular Underlying Portfolios in which the portfolio invests.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•	Risks Associated with Underlying Portfolios — Since the portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the portfolio. To the extent the portfolio invests in Underlying Portfolios that invest primarily in equity securities, the performance of the portfolio will be subject to certain risks of investing in equity securities, including convertible securities risk, currency risk, derivatives risk, equity risk, focused portfolio risk, foreign investing and emerging markets risk, index-fund risk, investment style risk, IPO risk, issuer-specific risk, large-capitalization risk, leveraging risk, liquidity risk, non-diversification risk, portfolio management risk, portfolio turnover risk, securities lending risk, small- and mid-capitalization risk and sub-adviser selection risk. To the extent the portfolio invests in Underlying Portfolios that invest primarily in fixed income securities, the performance of the portfolio will be subject to certain risks of investing in fixed income securities, which may include non-investment grade securities. Such risks include credit/default risk, convertible securities risk, currency risk, derivatives risk, foreign investing and emerging markets risk, interest rate risk, investment grade securities risk, issuer-specific risk, leveraging risk, liquidity risk, loan participation risk, lower-rated securities risk, money market risk, mortgage-backed and asset-backed securities risk, portfolio management risk, portfolio turnover risk, securities lending risk, sub-adviser selection risk and zero coupon and pay-in kind securities risk.

•

Market Risk — The Underlying Portfolios’ share prices, and thus the share price of the portfolio, can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, AXA Equitable’s assessment of the companies in the Underlying Portfolios may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Underlying Portfolios’ investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

•	Portfolio Management Risk — The risk that AXA Equitable’s allocations among the asset classes and categories and its selection of the Underlying Portfolios fail to produce the desired results.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Past performance is not an indication of future performance.

The following bar chart illustrates the calendar year annual total returns for the periods indicated. The inception date for the portfolio is July 31, 2003.

Calendar Year Annual Total Returns — Class A

Best quarter (% and time period)	Worst quarter (% and time period)
3.40% (2004 4th Quarter)	–1.48% (2004 2nd Quarter)

The table below shows how the average annual total returns for the one-year and since-inception periods ended December 31, 2005 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Since Inception
AXA Conservative Allocation Portfolio — Class A	2.78%	6.20%
80% Lehman Brothers Aggregate Bond Index/20% S&P 500 Index*	2.98%	5.63%
*	For more information on this index, see the following section “Description of Benchmarks.”

AXA MODERATE ALLOCATION PORTFOLIO

Manager:	AXA Equitable

Key Characteristics:

•	Diversification provided by balance of underlying portfolios investing in growth and undervalued stock

•	Balances higher return potential with a degree of price and income stability

Investment Goal

Seeks long-term capital appreciation and current income.

Principal Investment Strategies

This portfolio invests approximately 50% of its assets in equity investments and approximately 50% of its assets in fixed income investments through investments in Underlying Portfolios. Subject to the asset allocation target, the portfolio generally invests its assets in a combination of Underlying Portfolios that would result in the portfolio being invested in the following asset categories in the approximate percentages shown in the chart below.

International Equity Securities	15%
Large Cap Equity Securities	25%
Small/Mid Cap Equity Securities	10%
Investment Grade Bonds	45%
High Yield Bonds	5%

The target allocation to investment grade and high yield fixed income asset classes may include securities of both U.S. and foreign issuers. Actual allocations among asset classes and among asset categories can deviate from the amounts shown above by up to 15% of the portfolio’s assets.

This portfolio is managed so that it can serve as a core part of your larger portfolio. The Underlying Portfolios have been selected to represent a reasonable spectrum of investment options for the portfolio. AXA Equitable has based the target investment percentages for the portfolio on the degree to which it believes the Underlying Portfolios, in combination, to be appropriate for the portfolio’s investment objective. AXA Equitable may change the asset allocation ranges and the particular Underlying Portfolios in which the portfolio invests.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•	Risks Associated with Underlying Portfolios — Since the portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the portfolio. To the extent the portfolio invests in Underlying Portfolios that invest primarily in equity securities, the performance of the portfolio will be subject to certain risks of investing in equity securities, including convertible securities risk, currency risk, derivatives risk, equity risk, focused portfolio risk, foreign investing and emerging markets risk, index-fund risk, investment style risk, IPO risk, issuer-specific risk, large-capitalization risk, leveraging risk, liquidity risk, non-diversification risk, portfolio management risk, portfolio turnover risk, securities lending risk, small- and mid-capitalization risk and sub-adviser selection risk. To the extent the portfolio invests in Underlying Portfolios that invest primarily in fixed income securities, the performance of the portfolio will be subject to certain risks of investing in fixed income securities, which may include non-investment grade securities. Such risks include credit/default risk, convertible securities risk, currency risk, derivatives risk, foreign investing and emerging markets risk, interest rate risk, investment grade securities risk, issuer-specific risk, leveraging risk, liquidity risk, loan participation risk, lower-rated securities risk, money market risk, mortgage-backed and asset-backed securities risk, portfolio management risk, portfolio turnover risk, securities lending risk, sub-adviser selection risk and zero coupon and pay-in kind securities risk.

•

Market Risk — The Underlying Portfolios’ share prices, and thus the share price of the portfolio, can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, AXA Equitable’s assessment of the companies in the Underlying Portfolios may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Underlying Portfolios’ investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

•	Portfolio Management Risk — The risk that AXA Equitable’s allocations among the asset classes and categories and its selection of the Underlying Portfolios fail to produce the desired results.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The portfolio’s performance shown below is principally the performance of its predecessor registered investment company. On August 15, 2003, the portfolio merged with EQ/Balanced Portfolio, a series of EQ Advisors Trust, which is a separate trust managed by AXA Equitable, and assumed its operating history and performance record, which, in turn, assumed the operating history and performance record of its predecessor, HRT Alliance Balanced Portfolio, which transferred its assets to the EQ/Balanced Portfolio on October 19, 1999. The performance included in the bar chart and table below for the periods commencing on or after October 19, 1999 is that of EQ/Balanced Portfolio and the performance shown for periods prior to that date is that of HRT Alliance Balanced Portfolio, whose inception date is January 27, 1986. The performance results of these portfolios have been linked for purposes of this presentation.

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that have been in place since August 15, 2003. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Past performance is not an indication of future results. This may be particularly true for this portfolio because the portfolio’s predecessor invested directly in a combination of equity or debt securities, while the portfolio invests substantially all of its assets in other mutual funds that emphasize either equity or debt investments. In addition, while the portfolio is directly advised by the Manager, the portfolio’s predecessor was advised by one investment sub-adviser until May 1, 2000, and after that date, by multiple investment sub-advisers until August 15, 2003.

The following bar chart illustrates the calendar year annual total returns for the periods indicated.

Calendar Year Annual Total Returns* — Class A

Best quarter (% and time period)	Worst quarter (% and time period)
13.88% (1998 4th Quarter)	–8.44% (2001 3rd Quarter)

The table below shows how the average annual total returns for the one-year, five-year and ten-year periods ended December 31, 2005 compare to those of a broad-based index.

Average Annual Total Returns

	One Year	Five Years	Ten Years
AXA Moderate Allocation Portfolio — Class A	5.06%	3.26%	7.54%
50% S&P 500 Index/50% Lehman Brothers Aggregate Bond Index*	3.76%	3.54%	7.97%
*	For more information on this index, see “Description of Benchmarks.”

AXA AGGRESSIVE ALLOCATION PORTFOLIO

Manager:	AXA Equitable

Key Characteristics:

•	Potential for long-term growth

•	Broad diversification among underlying equity portfolios

Investment Goal

Seeks long-term capital appreciation.

Principal Investment Strategies

This portfolio invests approximately 90% of its assets in equity investments and approximately 10% of its assets in fixed income investments through investments in Underlying Portfolios. Subject to the asset allocation target, the portfolio generally invests its assets in a combination of Underlying Portfolios that would result in the portfolio being invested in the following asset categories in the approximate percentages shown in the chart below.

International Equity Securities	25%
Large Cap Equity Securities	45%
Small/Mid Cap Equity Securities	20%
Investment Grade Bonds	10%
High Yield Bonds	0%

The target allocation to investment grade and high yield fixed income asset classes may include securities of both U.S. and foreign issuers. Actual allocations between asset classes and among asset categories can deviate from the amounts shown above by 15% of the portfolio’s assets.

This portfolio is managed so that it can serve as a core part of your larger portfolio. The Underlying Portfolios have been selected to represent a reasonable spectrum of investment options for the portfolio. AXA Equitable has based the target investment percentages for the Portfolio on the degree to which it believes the Underlying Portfolios, in combination, to be appropriate for the portfolio’s investment objective. AXA Equitable may change the asset allocation ranges and the particular Underlying Portfolios in which the portfolio invests.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•	Risks Associated with Underlying Portfolios — Since the portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the portfolio. To the extent the portfolio invests in Underlying Portfolios that invest primarily in equity securities, the performance of the portfolio will be subject to the risks of investing in equity securities, including currency risk, equity risk, foreign investing and emerging markets risk, investment style risk, IPO risk, issuer-specific risk, large-capitalization risk, portfolio management risk, portfolio turnover risk, small- and mid-capitalization risk, and sub-adviser selection risk. To the extent the portfolio invests in Underlying Portfolios that invest primarily in fixed income securities, the performance of the portfolio will be subject to the risks of investing in fixed income securities, which may include non-investment grade securities. Such risks include credit/default risk, currency risk, derivatives risk, foreign investing and emerging markets risk, interest rate risk, investment grade securities risk, issuer-specific risk, liquidity risk, lower-rated securities risk, mortgage-backed and asset-backed securities risk, portfolio management risk and sub-adviser selection risk.

•

Market Risk — The Underlying Portfolios’ share prices, and thus the share price of the portfolio, can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, AXA Equitable’s assessment of the companies in the Underlying Portfolios may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Underlying Portfolios’ investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

•	Portfolio Management Risk — The risk that AXA Equitable’s allocations among the asset classes and categories and its selection of the Underlying Portfolios fail to produce the desired results.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Past performance is not an indication of future performance.

The following bar chart illustrates the calendar year annual total returns for the periods indicated. The inception date for the portfolio is July 31, 2003.

Calendar Year Annual Total Returns — Class A

Best quarter (% and time period)	Worst quarter (% and time period)
10.77% (2004 4th Quarter)	–3.30% (2005 1st Quarter)

The table below shows how the average annual total returns for the one-year and since-inception periods ended December 31, 2005 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Since Inception
AXA Aggressive Allocation Portfolio — Class A	8.27%	14.00%
65% S&P 500 Index/25% MSCI EAFE Index/10% Lehman Brothers Aggregate Bond Index*†	6.85%	14.22%
75% S&P 500 Index/15% MSCI EAFE Index/10% Lehman Brothers Aggregate Bond Index*	5.99%	13.10%
*	For more information on this index, see the following section “Description of Benchmarks.”
†	AXA Equitable believes this newly selected index reflects more closely the market sectors in which the portfolio invests.

FEES AND EXPENSES OF THE AXA ALLOCATION PORTFOLIOS

The following tables describe the fees and expenses that you would pay if you buy and hold shares of the AXA Allocation Portfolios. The tables below do not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses. There are no fees or charges to buy or sell shares of the AXA Allocation Portfolios, reinvest dividends or exchange into other portfolios.

Annual AXA Allocation Portfolio Operating Expenses

(expenses that are deducted from portfolio assets, as a percentage of average daily net assets)

AXA Conservative Allocation Portfolio**
CLASS A
Management fee	0.10%
Distribution and/or service (12b-1) fees	0.00%
Other expenses	0.22%
Total operating expenses	0.32%
Less fee waiver/expense reimbursement*	(0.22)%
Net operating expenses	0.10%
AXA Moderate Allocation Portfolio**
CLASS A
Management fee	0.10%
Distribution and/or service (12b-1) fees	0.00%
Other expenses	0.17%
Total operating expenses	0.27%
Less fee waiver/expense reimbursement*	(0.17)%
Net operating expenses	0.10%
AXA Aggressive Allocation Portfolio**
CLASS A
Management fee	0.10%
Distribution and/or service (12b-1) fees	0.00%
Other expenses	0.19%
Total operating expenses	0.29%
Less fee waiver/expense reimbursement*	(0.19)%
Net operating expenses	0.10%
*	Pursuant to a contract, the Manager has agreed to make payments or waive its management, administrative or other fees to limit the expenses of each portfolio through April 30, 2007 (unless the board of trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”) so that the Total Operating Expenses of each AXA Allocation Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within 3 years of the payment or waiver being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the portfolio’s expense cap. The Manager may discontinue these arrangements at any time after April 30, 2007. For more information on the Expense Limitation Agreement, see “Management Team — The Manager — Expense Limitation Agreement”.
**	The AXA Allocation Portfolios invest in shares of Underlying Portfolios. Therefore, each AXA Allocation Portfolio will, in addition to its own expenses such as management fees, bear its pro-rata share of the fees and expenses incurred by the Underlying Portfolios and the investment return of each AXA Allocation Portfolio will be reduced by each Underlying Portfolio’s expenses. As of the date of this prospectus, the range of expenses (as a percentage of average net assets) expected to be incurred indirectly in connection with each AXA Allocation Portfolio’s investment in Underlying Portfolios is: Conservative Allocation Portfolio — 0.50% to 0.75%; Moderate Allocation Portfolio — 0.65% to 0.90% and Aggressive Allocation Portfolio — 0.85% to 1.10%. Thus, the net expense ratio of the shares of each AXA Allocation Portfolio, including the AXA Allocation Portfolio’s direct and indirect expenses, is currently expected to range from: Conservative Allocation Portfolio — 0.60% to 0.85% for Class A shares; Moderate Allocation Portfolio — 0.75% to 1.00% for Class A shares; and Aggressive Allocation Portfolio — 0.95% to 1.20% for Class A shares, after taking into account the fee waiver and expense reimbursement arrangement described above. Absent this arrangement, the total expense ratio of the shares of each AXA Allocation Portfolio would range from: Conservative Allocation Portfolio — 0.82% to 1.07% for Class A shares; Moderate Allocation Portfolio — 0.92% to 1.17% for Class A shares; and Aggressive Allocation Portfolio — 1.14% to 1.39% for Class A shares. This information is based on a weighted-average range of the expense ratios since the average assets of each AXA Allocation Portfolio invested in Underlying Portfolios will fluctuate. The total expense ratios may be higher or lower depending on the allocation of an AXA Allocation Portfolio’s assets among Underlying Portfolios and the actual expenses of the Underlying Portfolios. An investor could realize lower overall expenses by allocating investments directly to the Underlying Portfolios.

FEES AND EXPENSES OF THE AXA ALLOCATION PORTFOLIOS (cont’d)

Example

This example is intended to help you compare the direct and indirect costs of investing in each AXA Allocation Portfolio with the cost of investing in other investment options. It does not show certain indirect costs of investing, including the costs of Underlying Portfolios.

The example assumes that:

•	You invest $10,000 in an AXA Allocation Portfolio for the time periods indicated;

•	Your investment has a 5% return each year;

•	The AXA Allocation Portfolio’s operating expenses remain the same; and

•	The expense limitation currently in place is not renewed.

This example should not be considered a representation of past or future expenses of the AXA Allocation Portfolios. Actual expenses may be higher or lower than those shown. The costs in this example would be the same whether or not you redeemed all of your shares at the end of these periods. This example does not reflect any Contract-related fees and expenses or the fees and expenses of the Underlying Portfolios. If such fees and expenses were reflected, the total expenses would be substantially higher and would vary depending on, among other things, the allocation of a portfolio’s assets among Underlying Portfolios. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

	AXA Conservative Allocation Portfolio	AXA Moderate Allocation Portfolio
	CLASS A	CLASS A
1 year	$10	$10
3 years	$81	$70
5 years	$158	$135
10 years	$384	$326

	AXA Aggressive Allocation Portfolio
	CLASS A
1 year	$10
3 years	$74
5 years	$144
10 years	$350

MORE ABOUT INVESTMENT STRATEGIES & RISKS

Each AXA Allocation Portfolio follows a distinct set of investment strategies. To the extent an AXA Allocation Portfolio invests in Underlying Portfolios that invest primarily in equity securities, the performance of the portfolio will be subject to the risks of investing in equity securities. To the extent an AXA Allocation Portfolio invests in Underlying Portfolios that invest primarily in fixed income securities, the performance of the portfolio will be subject to the risks of investing in fixed income securities, which may include non-investment grade securities.

The AXA Allocation Portfolios also may hold cash or cash equivalents (instead of being allocated to an Underlying Portfolio) as deemed appropriate by the Manager for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should an AXA Allocation Portfolio take this action, it may not achieve its investment objective. The AXA Allocation Portfolios also may hold U.S. government securities and money market instruments directly for investment or other appropriate purposes.

The Underlying Portfolios have principal investment strategies that come with inherent risks. Certain Underlying Portfolios may emphasize different market sectors, such as foreign securities, small cap equities and high yield fixed income securities. Each Underlying Portfolio’s principal risks are described in more detail in the Underlying Portfolio’s prospectus.

Risks of Equity Investments

Each portfolio may invest a portion of its assets in Underlying Portfolios that emphasize investments in equity securities. Therefore, as an investor in a portfolio, the return on your investment will be based, to some extent, on the risks and rewards of equity securities. In general, the performance of the Aggressive Allocation and Moderate Allocation Portfolios will be subject to the risks of investing in equity securities to a greater extent than that of the Conservative Allocation Portfolio. The risks of investing in equity securities may include:

•	Convertible Securities Risk — Convertible securities may include both convertible debt and convertible preferred stock. Such securities may be converted into shares of the underlying common stock at either a stated price or stated rate. Therefore, convertible securities enable the holder to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying common stock, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by that portfolio. The Sub-adviser (“Sub-adviser”) of an Underlying Portfolio will consider such event in its determination of whether a portfolio should continue to hold the securities.

•	Currency Risk — The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a portfolio’s assets and income.

•	Derivatives Risk — An investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the value of the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on a portfolio’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and fund management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, reference rate or index. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a portfolio also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a portfolio uses a derivative security for purposes other than as a hedge, that portfolio is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

•	Futures and Options Risk — To the extent a portfolio uses futures and options, it is exposed to additional volatility and potential losses.

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or over extended periods. The value of such securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

•	Focused Portfolio Risk — Portfolios that invest in the securities of a limited number of companies may incur more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the portfolio’s net asset value.

•	Foreign Investing and Emerging Markets Risk — The value of a portfolio’s investment in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•	Geographic Risk — The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and may decline all at the same time.

MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

•	Political/Economic Risk — Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a portfolio’s foreign investments.

•	Regulatory Risk — Less information may be available about foreign companies. In general, foreign companies are not subject to uniform, accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

•	Transaction Costs Risk — The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

•	Index-Fund Risk — An index portfolio invests in the securities included in a specific index or substantially identical securities regardless of market trends. Such portfolios cannot modify their investment strategies to respond to changes in the economy, which means they may be particularly susceptible to a general decline in the market segment relating to the relevant index.

•	Initial Public Offering (“IPO”) Risk — A portfolio that purchases securities issued in an IPO is subject to the risk that the value of the securities may rise or fall more rapidly than other investments. Prior to an IPO, there is generally no public market for an issuer’s common stock. There can be no assurance that an active trading market will develop or be sustained following the IPO, therefore, the market price for the securities may be subject to significant fluctuations and a portfolio may be affected by such fluctuations. In addition, securities issued in an IPO are often issued by a company that may be in the early stages of development with a history of little or no revenues and such company may operate at a loss following the offering. A portfolio’s ability to obtain shares of an IPO security may be substantially limited in the event of high demand for the securities and there is no guarantee that the portfolio will receive an allocation of shares. To the extent a portfolio invests in IPOs, a significant portion of its returns may be attributable to its investments in IPOs, which have a magnified impact on portfolios with small asset bases. There is no guarantee that as those portfolios’ assets grow they will continue to experience substantially similar performance by investing in IPOs.

•	Investment Style Risk — The Sub-advisers to an Underlying Portfolio may use a particular style or set of styles, such as “growth” or “value” styles, to select investments for the portfolio. These styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the portfolio’s share price. For more information on a particular investment style, please see the risks entitled “Growth Investing Risk” and “Value Investing Risk.”

•	Growth Investing Risk — Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. As a result, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Sub-advisers using this approach generally seek out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such Sub-advisers also prefer companies with a competitive advantage such as unique management, marketing or research and development. Growth investing is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Sub-advisers, regardless of movements in the securities market.

•	Value Investing Risk — Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Sub-advisers using this approach generally select stocks at prices that, in their view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that the stocks’ intrinsic value may never be fully recognized or realized by the market, or their prices may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company’s securities.

•	Large-Capitalization Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•	Leveraging Risk — When a portfolio borrows money or otherwise leverages its holdings, the value of an investment in that portfolio will be more volatile and all other risks will tend to be compounded. All of the portfolios may take on leveraging risk by investing in collateral from securities loans and by borrowing money to meet redemption requests.

•	Liquidity Risk — The risk that exists when particular investments are difficult to purchase or sell. An investment in illiquid securities may reduce returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. This may result in a loss or may be costly to a portfolio.

MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

•	Non-Diversification Risk — Certain of the Underlying Portfolios are classified as “non-diversified” investment companies, which means that the proportion of each portfolio’s assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940, as amended (“1940 Act”). Since a relatively high percentage of each non-diversified portfolio’s assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry, the securities of each such portfolio may be more sensitive to changes in the market value of a single issuer or industry. The use of such a focused investment strategy may increase the volatility of a portfolio’s investment performance, as the portfolio may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified portfolio. If the securities in which the portfolio invests perform poorly, the portfolio could incur greater losses than it would have had it been invested in a greater number of securities.

•	Portfolio Management Risk — The risk that the strategies used by the Underlying Portfolios’ Sub-advisers and their securities selections fail to produce the intended results.

•	Portfolio Turnover Risk — High portfolio turnover may result in increased transaction costs to a portfolio, which may result in higher fund expenses and lower total returns. The sale of portfolio securities may result in the recognition of capital gain, which can create adverse tax results on shareholders. Depending on the frequency of sales, any such net gain will likely be short-term capital gain. Unlike long-term capital gain, short-term capital gain is taxable to individuals at the same rates as ordinary income.

•	Securities Lending Risk — For purposes of realizing additional income, each Underlying Portfolio may lend securities to broker-dealers approved by the relevant Board of Trustees. Generally, any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Manager to be of good standing and will not be made unless, in the judgment of the Sub-adviser, the consideration to be earned from such loans would justify the risk.

•	Small- and Mid-Capitalization Risk — There may be an increased risk for portfolios that invest in small- and mid-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. The securities of small- and mid-capitalization companies also may trade less frequently and in smaller volume than securities of larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

•	Sub-Adviser Selection Risk — The risk that the process for selecting or replacing a Sub-adviser for an Underlying Portfolio and the decision to select or replace a Sub-adviser does not produce the intended result.

Risks of Fixed Income Investments

Each portfolio may invest a portion of its assets in Underlying Portfolios that invest primarily in debt securities. Therefore, as an investor in a portfolio, the return on your investment will be based, to some extent, on the risks and rewards of fixed income securities or bonds.

Examples of bonds include, but are not limited to, corporate debt securities (including notes), asset-backed securities, securities issued by the U.S. Government and obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments as limited in each Underlying Portfolio’s investment strategies. In addition to bonds, debt securities also include money market instruments.

In general, the performance of the Conservative Allocation Portfolio will be subject to the risks of investing in fixed income securities to a greater extent than that of the Aggressive Allocation Portfolio. The risks of investing in fixed income securities may include:

•	Credit/Default Risk — The risk that an issuer of a security or the counter-party to a contract will default or otherwise become unable to honor a financial obligation. Lower rated securities involve a substantial risk of default or downgrade and are more volatile than investment-grade securities. Lower rated bonds involve a greater risk of price declines than investment-grade securities due to actual or perceived changes to an issuer’s credit worthiness.

•

Convertible Securities Risk — Convertible securities may include both convertible debt and convertible preferred stock. Such securities may be converted into shares of the underlying common stock at either a stated price or stated rate. Therefore, convertible securities enable the holder to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying common stock, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by that portfolio. Each Sub-adviser will consider such

MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

event in its determination of whether a portfolio should continue to hold the securities.

•	Currency Risk — The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a portfolio’s assets and income.

•	Derivatives Risk — An investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the value of the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on a portfolio’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and portfolio management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, reference rate or index. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a portfolio also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a portfolio uses a derivative security for purposes other than as a hedge, that portfolio is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

•	Foreign Investing and Emerging Markets Risk — The value of a portfolio’s investment in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•	Geographic Risk — The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and may decline all at the same time.

•	Political/Economic Risk — Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a portfolio’s foreign investments.

•	Regulatory Risk — Less information may be available about foreign companies. In general, foreign companies are not subject to uniform, accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

•	Transaction Costs Risk — The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

•	Interest Rate Risk — The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and fall when interest rates rise. The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on funds holding a significant portion of their assets in fixed income securities with long term maturities.

•	Investment Grade Securities Risk — Debt securities are rated by national bond rating agencies. Securities rated BBB and higher by S&P and Baa or higher by Moody’s are considered investment grade securities, but securities rated BBB or Baa are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. A portfolio could lose all of its investments in a company’s securities.

•	Leveraging Risk — When a portfolio borrows money or otherwise leverages its holdings, the value of an investment in that portfolio will be more volatile and all other risks will tend to be compounded. All of the portfolios may take on leveraging risk by investing in collateral from securities loans and by borrowing money to meet redemption requests.

•	Liquidity Risk — The risk that certain securities may be difficult or impossible for a portfolio to sell at the time or price that the portfolio would like. This may result in a loss or may be costly to a portfolio.

•	Loan Participation Risk — The portfolio’s investments in loan participation and assignments are subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that the portfolio could be held liable as a co-lender.

•	Lower-Rated Securities Risk (also referred to as Junk Bond/Below Investment Grade Securities Risk) — Bonds rated below investment grade (i.e., BB or lower by S&P or Ba or lower by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities.

•

Money Market Risk — Although a money market fund is designed to be a relatively low risk investment, it is not entirely free of risk. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the

MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

portfolio has purchased may reduce the portfolio’s yield. In addition, the portfolio is still subject to the risk that the value of an investment may be eroded over time by inflation.

•	Banking Industry Sector Risk — To the extent a Portfolio invests in the banking industry, it is exposed to the risks generally associated with such industry, including interest rate risk, credit risk and the risk that regulatory developments relating to the banking industry may affect its investment.

•	Mortgage-Backed and Asset-Backed Securities Risk — The risk that the principal on mortgage- or asset-backed securities may be prepaid at any time, which will reduce the yield and market value. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. The early retirement of particular classes or series of a collateralized mortgage obligation held by a portfolio would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities.

•	Portfolio Management Risk — The risk that the strategies used by an Underlying Portfolio’s Sub-adviser and its securities selections fail to produce the intended results.

•	Portfolio Turnover Risk — High portfolio turnover may result in increased transaction costs to a portfolio, which may result in higher fund expenses and lower total returns. The sale of portfolio securities may result in the recognition of capital gain, which can create adverse tax results on shareholders. Given the frequency of sales, any such net gain will likely be short-term capital gain. Unlike long-term capital gain, short-term capital gain is taxable to individuals at the same rates as ordinary income.

•	Securities Lending Risk — For purposes of realizing additional income, each Underlying Portfolio may lend securities to broker-dealers approved by the relevant Board of Trustees. Generally, any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Manager to be of good standing and will not be made unless, in the judgment of the Sub-adviser, the consideration to be earned from such loans would justify the risk.

•	Sub-Adviser Selection Risk — The risk that the process for selecting or replacing a Sub-adviser for an Underlying Portfolio and the decision to select or replace a Sub-adviser does not produce the intended result.

•	Zero Coupon and Pay-in-Kind Securities Risk — A zero coupon or pay-in-kind security pays no interest in cash to its holder during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and, together with pay-in-kind securities, will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distribution of interest in cash.

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS

The following is additional information regarding the Underlying Portfolios. If you would like more information about the Underlying Portfolios, their Prospectuses and Statements of Additional Information are available by contacting your financial professional, or the portfolios at:

AXA Premier VIP Trust

EQ Advisors Trust

1290 Avenue of the Americas

New York, NY 10104

Telephone: 1-877-222-2144

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
INVESTMENT GRADE BOND
AXA Premier VIP Core Bond Portfolio	To seek a balance of high current income and capital appreciation, consistent with a prudent level of risk.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in investment grade bonds. The Portfolio may purchase bonds of any maturity, but generally the portfolio’s overall effective duration will be of an intermediate-term nature (similar to that of five- to seven-year U.S. Treasury notes) and have a comparable duration to that of the Lehman Brothers Aggregate Bond Index (currently, approximately 4.58 years).

•  Credit/Default Risk

•  Currency Risk

•  Derivatives Risk

•  Foreign Investing and Emerging Markets Risk

•  Interest Rate Risk

•  Investment Grade Securities Risk

•  Issuer-Specific Risk

•  Liquidity Risk

•  Lower-Rated Securities Risk

•  Mortgage-Backed and Asset-Backed Securities Risk

•  Portfolio Management Risk

•  Sub-Adviser Selection Risk

EQ/Alliance Intermediate Government Securities Portfolio	Seeks to achieve high current income consistent with relative stability of principal.	Under normal circumstances, the Portfolio will invest at least 80% of its net assets, plus borrowings for investment purposes, in U.S. Government securities and repurchase agreements and forward commitments relating to U.S. Government Securities.

•  Credit Risk

•  Derivatives Risk

•  Interest Rate Risk

•  Investment Grade Securities Risk

•  Mortgage-Backed and Asset-Backed Securities Risk

•  Portfolio Turnover Risk

•  Zero Coupon Risk

•  Securities Lending Risk

EQ/Alliance Quality Bond Portfolio	Seeks to achieve high current income consistent with moderate risk to capital.	The Portfolio expects to invest in readily marketable securities with relatively attractive yields that the Sub-adviser believes do not involve undue risk. Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in debt securities.

•  Credit Risk

•  Convertible Securities Risk

•  Currency Risk

•  Derivatives Risk

•  Foreign Securities and Emerging Markets Risk

•  Interest Rate Risk

•  Investment Grade Securities Risk

•  Mortgage-Backed and Asset-Backed Securities Risk

•  Zero Coupon Risk and Pay-in Kind Securities Risk

•  Portfolio Turnover Risk

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Government Securities Portfolio	Seeks to maximize income and capital appreciation through investment in the highest credit quality debt obligations.	Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in bonds, notes and other obligations either issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This may include obligations such as mortgage-backed securities that carry full agency or instrumentality guarantees.	• Interest Rate Risk • Mortgage-Backed Securities Risk
EQ/Intermediate Term Bond Portfolio	Seeks to maximize income and capital appreciation through investment in intermediate-maturity debt obligations	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in investment-grade fixed income securities issued by a diverse mix of corporations, the U.S. Government and its agencies or instrumentalities, as well as mortgage-backed and asset-backed securities.	• Credit Risk • Interest Rate Risk • Investment Grade Securities Risk • Liquidity Risk • Mortgage-Backed and Asset-Backed Securities Risk
EQ/JPMorgan Core Bond Portfolio	Seeks to provide a high total return consistent with moderate risk to capital and maintenance of liquidity.	The Portfolio’s total return will consist of income plus realized and unrealized capital gains and losses. The Portfolio invests, under normal circumstances, at least 80% of its net assets, plus borrowings for investment purposes, in investment grade debt securities rated BBB or better by S&P or Baa or better by Moody’s, or unrated securities of similar quality as determined by the Sub-adviser.

•  Credit Risk

•  Derivatives Risk

•  Foreign Securities Risk

•  Interest Rate Risk

•  Investment Grade Securities Risk

•  Liquidity Risk

•  Mortgage-Backed and Asset-Backed Securities Risk

•  Portfolio Turnover Risk

EQ/Long Term Bond Portfolio	Seeks to maximize income and capital appreciation through investment in long-maturity debt obligations.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in investment-grade fixed-income securities issued by a diverse mix of corporations, the U.S. Government and its agencies or instrumentalities, as well as mortgage-backed and asset-backed securities.	• Credit Risk • Interest Rate Risk • Investment Grade Securities Risk • Liquidity Risk • Mortgage-Backed and Asset-Backed Securities Risk
EQ/Money Market Portfolio	Seeks to obtain a high level of current income, preserve its assets and maintain liquidity.	The Portfolio invests primarily in a diversified portfolio of high-quality U.S. dollar-denominated money market instruments. The Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less.	• Banking Industry Sector Risk • Credit Risk • Foreign Securities Risk • Interest Rate Risk • Mortgage-Backed and Asset-Backed Securities Risk • Money Market Risk

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/PIMCO Real Return Portfolio	Seeks maximum real return consistent with preservation of real capital and prudent investment management.	The Portfolio invests at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations.

•  Credit Risk

•  Currency Risk

•  Derivatives Risk

•  Foreign Securities and Emerging Markets Risk

•  Interest Rate Risk

•  Investment Grade Securities Risk

•  Junk Bonds or Lower Rated Securities Risk

•  Leveraging Risk

•  Liquidity Risk

•  Mortgage-Backed and Asset-Backed Securities Risk

•  Portfolio Turnover Risk

EQ/Short Duration Bond Portfolio	Seeks current income with reduced volatility of principal.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in bonds and other debt securities. These securities include U.S. Government bonds and notes, corporate bonds, municipal bonds, convertible securities, preferred stocks, asset-backed securities and mortgage related securities.	• Credit Risk • Derivatives Risk • Foreign Securities Risk • Interest Rate Risk • Investment Grade Securities Risk • Mortgage-Backed and Asset-Backed Securities Risk • Securities Lending Risk
LARGE CAP EQUITIES
AXA Premier VIP Aggressive Equity Portfolio	Long-term growth of capital.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio invests primarily in securities of large capitalization growth companies, although the Sub-advisers may invest, to a certain extent in equity securities of small- and mid-capitalization growth companies as well.

•  Derivatives Risk

•  Equity Risk

•  Foreign Investing and Emerging Markets Risk

•  Investment Style Risk

•  Issuer-Specific Risk

•  Large Capitalization Risk

•  Liquidity Risk

•  Portfolio Management Risk

•  Small- and Mid Capitalization Risk

•  Sub-Adviser Selection Risk

AXA Premier VIP Large Cap Core Equity Portfolio	Long-term growth of capital.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. Large capitalization companies are companies with market capitalization in excess of $5 billion at the time of investment. The Sub-advisers generally choose investments that include either companies with above average growth prospects, companies selling at reasonable valuations, or both.	• Equity Risk • Foreign Investing and Emerging Markets Risks • Issuer-Specific Risk • Large Capitalization Risk • Portfolio Management Risk • Sub-Adviser Selection Risk

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
AXA Premier VIP Large Cap Growth Portfolio	Long-term growth of capital.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. Large capitalization companies are companies with market capitalization in excess of $5 billion at the time of investment. The Portfolio intends to invest primarily in common stocks but may also invest in other securities that the Sub-advisers believe provide opportunities for capital growth.	• Equity Risk • Foreign Investing and Emerging Markets Risk • Investment Style Risk • Issuer-Specific Risk • Large Capitalization Risk • Portfolio Management Risk • Sub-Adviser Selection Risk
AXA Premier VIP Large Cap Value Portfolio	Long-term growth of capital.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. Large capitalization companies are companies with market capitalization in excess of $5 billion at the time of investment. The Sub-advisers use an investment style that focuses on stocks that are currently under-priced using certain financial measurements.	• Equity Risk • Foreign Investing and Emerging Markets Risk • Investment Style Risk • Issuer-Specific Risk • Large Capitalization Risk • Portfolio Management Risk • Sub-Adviser Selection Risk
EQ/Alliance Common Stock Portfolio	Seeks to achieve long-term growth of capital.	The Portfolio generally invests at least 80% of its net assets, plus borrowings for investment purposes, in common stocks. The Portfolio also invests in other equity-type securities (such as preferred stock or convertible debt) that the Sub-adviser believes will share in the growth of the economy over a long-term period.	• Convertible Securities Risk • Equity Risk • Foreign Securities Risk • Growth Investing Risk • Small and Mid-Capitalization Risk • Value Investing Risk
EQ/Alliance Growth and Income Portfolio	Seeks to provide a high total return.	The Portfolio invests primarily in dividend-paying common stocks of carefully selected high-quality, large capitalization companies (currently considered by the Sub-adviser to mean companies with market capitalization of at least $1 billion at the time of purchase). The Portfolio also may invest in fixed-income and convertible securities.

•  Credit Risk

•  Convertible Securities Risk

•  Derivatives Risk

•  Equity Risk

•  Foreign Securities Risk

•  Interest Rate Risk

•  Investment Grade Securities Risk

•  Junk Bond and Lower Rated Securities Risk

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Alliance Large Cap Growth Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of large capitalization companies (currently considered by the Sub-adviser to mean companies with market capitalization within the range of companies in the Russell 1000 Growth Index at the time of initial investment).	• Convertible Securities Risk • Derivatives Risk • Equity Risk • Focused Portfolio Risk • Foreign Securities Risk • Growth Investing Risk
EQ/Bernstein Diversified Value Portfolio	Seeks capital appreciation.	Under normal circumstances, the Portfolio invests at least 80% of its total net assets in equity securities that are trading at a discount to their long term earnings power, usually because of a situation the Sub-adviser’s research suggests will be temporary.	• Convertible Securities Risk • Derivatives Risk • Equity Risk • Foreign Securities Risk • Investment Grade Securities Risk • Interest Rate Risk • Leveraging Risk • Value Investing Risk
EQ/Boston Advisors Equity Income Portfolio	Seeks a combination of growth and income to achieve an above-average and consistent total return.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio intends to invest primarily in dividend-paying common stocks of U.S. large capitalization companies.	• Convertible Securities Risk • Equity Risk • Small and Mid-Cap Company Risk
EQ/Capital Guardian Growth Portfolio	Seeks long-term growth of capital	The Sub-adviser seeks to achieve the Portfolio’s investment objective by investing primarily in equity securities of U.S. issuers and securities whose principal markets are in the U.S., including American Depository Receipts and other U.S. registered foreign securities. The Portfolio normally will be invested primarily in common stocks, or securities convertible or exchangeable into common stocks, of companies with market capitalization greater than $1.5 billion at the time of purchase.	• Convertible Securities Risk • Equity Risk • Foreign Securities Risk • Growth Investing Risk • Small and Mid-Cap Company Risk
EQ/Capital Guardian Research Portfolio	Seeks to achieve long-term growth of capital.	The Portfolio invests primarily in equity securities of U.S. issuers and securities whose principal markets are in the U.S., including American Depository Receipts and other U.S. registered foreign securities. The Portfolio invests primarily in common stocks of companies with a market capitalization greater than $1 billion at the time of purchase.	• Equity Risk • Foreign Securities Risk • Small and Mid-Cap Company Risk

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Capital Guardian U.S. Equity Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of United States issuers and other equity investments that are tied economically to the United States. The Portfolio invests primarily in equity securities of United States companies with market capitalization greater than $1 billion at the time of purchase.	• Equity Risk • Foreign Securities Risk • Small and Mid-Cap Company Risk
EQ/Equity 500 Index Portfolio	Seeks a total return before expenses that approximates the total return performance of the S&P 500 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index (“S&P 500”).	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities in the S&P 500. The Portfolio typically will hold all 500 securities in the S&P 500 in the exact weight each represents in that index.	• Derivatives Risk • Equity Risk • Index-Fund Risk
EQ/Evergreen Omega Portfolio	Seeks long-term capital growth.	The Portfolio invests primarily in common stocks and securities convertible into common stocks of U.S. companies across all market capitalizations. The Sub-adviser employs a growth style of equity management.	• Convertible Securities Risk • Derivatives Risk • Equity Risk • Foreign Securities Risk • Growth Investing Risk • Portfolio Turnover Risk • Small and Mid-Cap Company Risk
EQ/GAMCO Mergers and Acquisitions Portfolio	Seeks to achieve capital appreciation.	The Portfolio, which is a non-diversified portfolio, invests primarily in shares of companies that the Sub-adviser believes are likely acquisition targets within 12 to 18 months. In addition, the Sub-adviser will engage in classic risk arbitrage by investing in equity securities of companies that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations.	• Derivatives Risk • Equity Risk • Focused Portfolio Risk • Non-Diversification Risk • Portfolio Turnover Risk • Small and Mid-Cap Company Risk
EQ/Janus Large Cap Growth Portfolio	Seeks long-term growth of capital.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of growth-oriented companies with a large market capitalization. For purposes of this Portfolio, companies having a market capitalization within the range of companies in the Russell 1000 Index at the time of purchase are considered large capitalization companies.	• Credit Risk • Equity Risk • Focused Portfolio Risk • Foreign Securities Risk • Growth Investing Risk • Interest Rate Risk • Junk Bond and Lower Rated Securities Risk

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/JPMorgan Value Opportunities Portfolio	Long-term capital appreciation.	Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of mid- and large-capitalization companies. Issuers with market capitalization between $2 billion and $5 billion are considered mid-capitalization while those above $5 billion are considered large capitalization.

•  Convertible Securities Risk

•  Credit Risk

•  Derivatives Risk

•  Equity Risk

•  Investment Grade Securities Risk

•  Interest Rate Risk

•  Junk Bonds or Lower Rated Securities Risk

•  Foreign Securities Risk

•  Mid-Cap Company Risk

•  Value Investing Risk

•  Zero Coupon and Pay-in Kind Securities Risk

EQ/Lord Abbett Growth and Income Portfolio	Capital appreciation and growth of income without excessive fluctuation in market value.	The Portfolio primarily invests in the equity securities of large, seasoned U.S. and multinational companies that the Sub-adviser believes are undervalued. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of large companies. A large company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 1000 Index.	• Convertible Securities Risk • Derivatives Risk • Equity Risk • Foreign Securities Risk • Value Investing Risk
EQ/Lord Abbett Large Cap Core Portfolio	Capital appreciation and growth of income with reasonable risk.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of large, seasoned U.S. and multinational companies. A large company is defined as having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 1000 Index.	• Convertible Securities Risk • Derivatives Risk • Equity Risk • Foreign Securities Risk • Growth Investing Risk • Value Investing Risk
EQ/Marsico Focus Portfolio	Seeks long-term growth of capital.	The Portfolio invests primarily in the common stocks of large companies, normally a core position of 20-30 common stocks that are selected for their long-term growth potential. For purposes of this Portfolio, companies having a market capitalization of $4 billion or more generally are considered large companies.	• Equity Risk • Focused Portfolio Risk • Foreign Securities Risk • Growth Investing Risk • Non-Diversification Risk • Portfolio Turnover Risk

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Mercury Basic Value Portfolio	Seeks capital appreciation and secondarily, income.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio invests primarily in equity securities that the Sub-adviser believes are undervalued and therefore represent basic investment value.	• Equity Risk • Foreign Securities Risk • Small and Mid-Cap Company Risk • Value Investing Risk
EQ/MFS Emerging Growth Companies Portfolio	Seeks to provide long-term capital growth	The Portfolio invests, under normal market conditions, primarily in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts of emerging growth companies.	• Convertible Securities Risk • Currency Risk • Equity Risk • Foreign Securities and Emerging Markets Risk • Growth Investing Risk • Portfolio Turnover Risk • Small and Mid-Cap Company Risk
EQ/MFS Investors Trust Portfolio	Seeks long-term growth of capital with a secondary objective to seek reasonable current income. For purposes of this Portfolio, the words “reasonable current income” mean moderate income.	The Portfolio invests, under normal market conditions, primarily in equity securities, including common stocks, preferred stocks, convertible securities, warrants and depositary receipts for those securities. The Portfolio generally focuses on companies with larger market capitalizations that the Sub-adviser believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow.	• Convertible Securities Risk • Currency Risk • Equity Risk • Foreign Securities and Emerging Markets Risk • Growth Investing Risk • Small and Mid-Company Risk
EQ/Montag & Caldwell Growth Portfolio	Seeks to achieve capital appreciation	Under normal circumstances, the Portfolio intends to invest primarily in equity securities of U.S. large capitalization companies. For purposes of this Portfolio, large capitalization companies include those companies with market capitalization in excess of $5 billion at the time of investment.	• Convertible Securities Risk • Equity Risk • Growth Investing Risk • Small and Mid-Cap Company Risk

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/TCW Equity Portfolio	Seeks to achieve long-term capital appreciation.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio intends to invest primarily in the equity securities of U.S. large capitalization companies that meet the Sub-adviser’s criteria of high return on investment capital, strong positions within their industries, sound financial fundamentals and management committed to shareholder interests.	• Convertible Securities Risk • Equity Risk • Foreign Securities Risk • Small and Mid-Cap Company Risk
EQ/UBS Growth and Income Portfolio	Seeks to achieve total return through capital appreciation with income as a secondary consideration.	Under normal circumstances, the Portfolio intends to invest primarily in a broadly diversified group of equity securities of U.S. large capitalization companies that offer the opportunity for capital appreciation and, secondarily, income. For purposes of this Portfolio, large capitalization companies include those companies with market capitalization in excess of $5 billion at the time of investment.	• Convertible Securities Risk • Equity Risk • Growth Investing Risk • Small and Mid-Cap Company Risk
EQ/Van Kampen Comstock Portfolio	Capital growth and income.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in common stocks. The Portfolio may invest in issuers of small, medium and large market capitalization. The Portfolio primarily invests in equity securities, but also may invest in preferred stocks and securities convertible into common and preferred stocks.

•  Convertible Securities Risk

•  Currency Risk

•  Derivatives Risk

•  Equity Risk

•  Foreign Securities and Emerging Markets Risk

•  Investment Grade Securities Risk

•  Junk Bond or Lower Rated Securities Risk

•  Small and Mid-Cap Company Risk

•  Value Investing Risk

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
HIGH YIELD BOND
AXA Premier VIP High Yield Portfolio	High total return through a combination of current income and capital appreciation.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in a diversified mix of bonds that are rated below investment grade (so called “junk bonds”), which generally involve greater volatility of price and risk of principal and income than high quality fixed income securities. The Portfolio will attempt to maximize current income by taking advantage of market developments, yield disparities and variations in the creditworthiness of issuers.

•  Credit/Default Risk

•  Currency Risk

•  Derivatives Risk

•  Foreign Investing and Emerging Markets Risk

•  Interest Rate Risk

•  Issuer-Specific Risk

•  Liquidity Risk

•  Lower-Rated Securities Risk

•  Loan Participation Risk

•  Mortgage-Backed and Asset-Backed Securities Risk

•  Portfolio Management Risk

•  Sub-Adviser Selection Risk

EQ/Caywood-Scholl High Yield Bond Portfolio	Seeks to maximize current income.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in bonds that are rated below investment grade. The Portfolio generally invests in high-yield, income producing US corporate bonds that are rated B3 to Ba1 by Moody’s or B- to BB+ by S&P, which are commonly known as “junk bonds.”	• Credit Risk • Convertible Securities Risk • Derivatives Risk • Foreign Securities Risk • Interest Rate Risk • Liquidity Risk • Junk Bonds or Lower Rated Securities Risk • Portfolio Turnover Risk
SMALL/MID CAP EQUITIES
AXA Premier VIP Mid Cap Growth Portfolio	Long-term growth of capital.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. mid-capitalization companies. Medium market capitalization companies are companies with market capitalization within the range of companies in the Russell Midcap Growth Index. The Sub-advisers utilize an aggressive, growth-oriented investment style that emphasizes companies that are either in or entering into the growth phase of their business cycle.

•  Equity Risk

•  Foreign Investing and Emerging Markets Risks

•  Investment Style Risk

•  Issuer-Specific Risk

•  Liquidity Risk

•  Mid-Capitalization Risk

•  Portfolio Management Risk

•  Sub-Adviser Selection Risk

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
AXA Premier VIP Mid Cap Value Portfolio	Long-term growth of capital.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. mid-capitalization companies. Medium market capitalization companies are companies with market capitalization within the range of companies in the Russell Midcap Value Index. The Sub-advisers utilize a value-oriented investment style that emphasizes companies deemed to be currently under-priced according to certain financial measurements.

•  Equity Risk

•  Foreign Investing and Emerging Markets Risks

•  Issuer-Specific Risk

•  Investment Style Risk

•  Liquidity Risk

•  Mid-Capitalization Risk

•  Portfolio Management Risk

•  Sub-Adviser Selection Risk

EQ/Alliance Small Cap Growth Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of small capitalization companies (currently considered by the Sub-adviser to mean companies with market capitalization at or below $3 billion at the time of initial purchase).	• Convertible Securities Risk • Equity Risk • Growth Investing Risk • Liquidity Risk • Portfolio Turnover Risk • Small- and Mid-Cap Company Risk
EQ/Bear Stearns Small Company Growth Portfolio	Seeks to achieve capital appreciation.	Under normal circumstances, the Portfolio will invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. small capitalization companies. The Sub-adviser screens the U.S. equity universe of stocks with market capitalization between $200 million and $2 billion, low price-to-sales ratios, increasing earnings, and strong price appreciation.	• Convertible Securities Risk • Equity Risk • Growth Investing Risk • Liquidity Risk • Small-Cap Company Risk

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/FI Mid Cap Portfolio	Seeks long-term growth of capital.	The Sub-adviser normally invests at least 80% of the Portfolio’s net assets, plus borrowings for investment purposes, in common stocks of companies with medium market capitalizations. For purposes of this Portfolio, the Sub-adviser generally defines medium market capitalization companies as those whose market capitalization is similar to that of the companies in the S&P MidCap 400 Index or the Russell Midcap Index. The Sub-adviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions.	• Derivatives Risk • Equity Risk • Foreign Securities Risk • Growth Investing Risk • Portfolio Turnover Risk • Small- and Mid- Cap Company Risk • Value Investing Risk
EQ/FI Mid Cap Value Portfolio	Seeks long-term capital appreciation.	The Sub-adviser normally invests at least 80% of the Portfolio’s net assets, plus borrowings for investment purposes, in companies with medium market capitalizations. For purposes of this Portfolio, the Sub-adviser generally defines medium market capitalization companies as those whose market capitalization is similar to that of the companies in the Russell 3000 Index, excluding the largest 100 such companies. The Sub-adviser invests in companies that it believes are undervalued in the marketplace in relation to factors such as the company’s assets, sales, earnings, growth potential, or cash flow, or in relation to securities of other companies in the same industry.	• Derivatives Risk • Equity Risk • Foreign Securities Risk • Liquidity Risk • Portfolio Turnover Risk • Mid-Cap Company Risk • Value Investing Risk
EQ/GAMCO Small Company Value Portfolio	Seeks to maximize capital appreciation.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in stocks of small capitalization companies. The Portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the Sub-adviser believes provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stocks.	• Convertible Securities Risk • Equity Risk • Liquidity Risk • Small-Capitalization Risk • Value Investing Risk

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Lazard Small Cap Value Portfolio	Seeks capital appreciation.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of United States companies with small market capitalizations (i.e., companies in the range of companies represented in the Russell 2000 Index) that the Sub-adviser believes are inexpensively priced relative to the return on total capital or equity.

•  Convertible Securities Risk

•  Equity Risk

•  Focused Portfolio Risk

•  Interest Rate Risk

•  Investment Grade Securities Risk

•  Liquidity Risk

•  Non-Diversification Risk

•  Small-Cap Company Risk

•  Value Investing Risk

EQ/Lord Abbett Mid Cap Value Portfolio	Seeks capital appreciation.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of mid-size companies. A mid-size company is defined as a company having a market cap at the time of purchase within the range of companies in the Russell MidCap Index. In selecting investments, the Portfolio uses a value approach to identify stocks of companies that have the potential for significant market appreciation due to growing recognition of improvement in their financial results or increasing anticipation of such improvement.	• Convertible Securities Risk • Derivatives Risk • Equity Risk • Mid-Cap Company Risk • Value Investing Risk
EQ/Small Company Index Portfolio	Seeks to replicate as closely as possible (before the deduction of portfolio expenses) the total return of the Russell 2000 Index (“Russell 2000”).	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of small-cap companies included in the Russell 2000. The Portfolio invests in a statistically selected sample of the securities found in the Russell 2000. The securities held by the Portfolio are weighted to make the Portfolio’s total investment characteristics similar to those of the Russell 2000 as a whole.	• Derivatives Risk • Equity Risk • Index-Fund Risk • Liquidity Risk • Small-Cap Company Risk
EQ/Van Kampen Mid Cap Growth Portfolio	Seeks capital growth.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of medium-size companies at the time of investment. The Sub-adviser primarily invests in equity securities including common stocks, preferred stocks, convertible securities and rights and warrants to purchase common stock. Medium-sized companies are defined by reference to those companies represented in the Russell Midcap Index.

•  Convertible Securities Risk

•  Currency Risk

•  Derivatives Risk

•  Foreign Securities and Emerging Markets Risk

•  Equity Risk

•  Growth Investing Risk

•  Investment Grade Securities Risk

•  Junk Bond or Lower Rated Securities Risk

•  Small- and Mid Cap Company Risk

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Wells Fargo Montgomery Small Cap Portfolio	Seeks long-term capital appreciation.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets, plus borrowings for investment purposes in small capitalization securities.

The Portfolio invests primarily in the common stocks of U.S. companies that the Sub-adviser believes have a potential for above-average growth. The Portfolio principally invests in small-sized companies that have a market capitalization of less than $2 billion at the time of purchase.

• Derivatives Risk • Equity Risk • Leveraging Risk • Liquidity Risk • Growth Investing Risk • Portfolio Turnover Risk • Small-Capitalization Risk
INTERNATIONAL EQUITIES
AXA Premier VIP International Equity Portfolio	Long-term growth of capital.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes in equity securities of companies, including at least 65% of its total assets in equity securities of foreign companies (companies organized or headquartered outside of the U.S.).

•  Currency Risk

•  Equity Risk

•  Foreign Investing and Emerging Markets Risk

•  Issuer-Specific Risk

•  Large-Capitalization Risk

•  Liquidity Risk

•  Portfolio Management Risk

•  Small and Mid-Capitalization Risk

•  Sub-Adviser Selection Risk

EQ/Alliance International Portfolio	Seeks to achieve long-term growth of capital.	The Portfolio invests in both growth-oriented and value-oriented stocks of non-U.S. companies. These non-U.S. companies may have operations in the United States, in their county of incorporation and/or in other countries.

•  Convertible Securities Risk

•  Currency Risk

•  Derivatives Risk

•  Equity Risk

•  Foreign Securities and Emerging Markets Risk

•  Growth Investing Risk

•  Investment Grade Securities Risk

•  Interest Rate Risk

•  Value Investing Risk

EQ/Capital Guardian International Portfolio	To achieve long-term growth of capital.	The Portfolio invests primarily (at least 80% of its net assets) in securities of non-U.S. issuers (including American Depositary Receipts and U.S. registered securities) and securities whose principal markets are outside of the U.S.

•  Convertible Securities Risk

•  Credit Risk

•  Currency Risk

•  Derivatives Risk

•  Equity Risk

•  Foreign Securities and Emerging Markets Risk

•  Growth Investing Risk

•  Investment Grade Securities Risk

•  Interest Rate Risk

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/International Growth Portfolio	Seeks to achieve capital appreciation.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets in the equity securities of foreign companies that the Sub-adviser believes offer the potential for above-average earnings growth. The Portfolio generally diversifies its investments among issuers located in European, Australasian and Far East (“EAFE”) markets.	• Convertible Securities Risk • Currency Risk • Equity Risk • Foreign Investing and Emerging Markets Risk • Growth Investing Risk
EQ/Mercury International Value Portfolio	Seeks to provide current income and long-term growth of income, accompanied by growth of capital.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in stocks that pay dividends. The Portfolio invests primarily in the securities of companies located in the developed foreign markets.	• Convertible Securities Risk • Currency Risk • Derivatives Risk • Equity Risk • Foreign Securities and Emerging Markets Risk • Liquidity Risk • Small- and Mid-Cap Company Risk • Value Investing Risk
EQ/Van Kampen Emerging Markets Equity Portfolio	Seeks long-term capital appreciation.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies located in emerging market countries or other equity investments that are tied economically to emerging market countries.

•  Convertible Securities Risk

•  Currency Risk

•  Derivatives Risk

•  Foreign Investing and Emerging Markets Risk

•  Equity Risk

•  Focused Portfolio Risk

•  Growth Investing Risk

•  Junk Bond and Lower Rated Securities Risk

•  Liquidity Risk

•  Non-Diversification Risk

•  Portfolio Turnover Risk

MANAGEMENT TEAM

The Manager

The Manager

AXA Equitable, through its AXA Funds Management Group unit (“AXA FMG”), 1290 Avenue of the Americas, New York, New York 10104, manages each AXA Allocation Portfolio. AXA Equitable is an indirect wholly owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company.

As manager, AXA Equitable is responsible for the general management and administration of the Trust and the AXA Allocation Portfolios. In addition to its managerial responsibilities, AXA Equitable also is responsible for determining the asset allocation range for each AXA Allocation Portfolio and ensuring that the allocations are consistent with the guidelines that have been approved by the Board. Within the asset allocation range for each AXA Allocation Portfolio, AXA Equitable will periodically establish specific percentage targets for each asset class and each Underlying Portfolio to be held by an AXA Allocation Portfolio using AXA Equitable’s proprietary investment process, based on fundamental research regarding the investment characteristics of the asset classes, asset categories and Underlying Portfolios, as well as its outlook for the economy and financial markets. AXA Equitable also will rebalance each AXA Allocation Portfolio’s holdings as deemed necessary to bring the asset allocation of an AXA Allocation Portfolio back into alignment with its asset allocation range.

A committee of AXA FMG investment personnel manages each AXA Allocation Portfolio, which include the following:

Members of AXA FMG Committee	Business Experience
Kenneth T. Kozlowski, CFP®, ChFC, CLU

Mr. Kozlowski has served as Vice President of AXA Financial from February 2001 to present and as Chief Financial Officer of the Trust and other investment companies managed by AXA Equitable. From October 1999 to February 2001, he served as Assistant Vice President, AXA Financial. He is responsible for portfolio administration, accounting and product development and has had day-to-day portfolio management responsibilities for AXA Equitable’s AXA Allocation Portfolios since 2003.

Kenneth B. Beitler, CFA®	Mr. Beitler has served as Vice President of AXA Financial from February 2003 to present. From February 2002 to February 2003, he served as Assistant Vice President of AXA Financial and from May 1999 to February 2002 as Senior Investment Analyst of AXA Financial. He is responsible for portfolio analysis and portfolio performance evaluation and has had day-to-day portfolio management responsibilities for AXA Equitable’s AXA Allocation Portfolios since 2003.
Alwi Chan	Mr. Chan has served as Assistant Vice President of AXA Equitable from November 2005 to present. From December 2002 to October 2005 he served as Senior Investment Analyst of AXA Financial. Mr. Chan served as a Senior Financial Analyst at the General Account Investment Group of AXA Equitable from June 1999 to November 2002. Mr. Chan is responsible for assisting in portfolio analysis and portfolio performance evaluation and has had day-to-day portfolio management responsibilities for AXA Equitable’s AXA Allocation Portfolios since 2003.

Mr. Kozlowski and Mr. Beitler serve as the lead managers of the committee. Information about each lead manager’s compensation, other accounts they manage and their ownership of securities in the portfolios is available in the Trust’s SAI.

A discussion of the basis of the decision by the Board to approve the investment management agreement with AXA Equitable is available in the Trust’s Annual Report to shareholders dated December 31, 2005.

Management Fees

Each AXA Allocation Portfolio pays a fee to AXA Equitable for management services. For the fiscal year ended December 31, 2005, each portfolio paid a fee at an annual rate of 0.10% of the average daily net assets of the portfolio. AXA Equitable also currently serves as the Administrator of the Trust. The administrative services provided to the Trust by AXA Equitable include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. For these administrative services, in addition to the management fee, each AXA Allocation Portfolio pays AXA Equitable a fee at an annual rate of 0.15% of the AXA Allocation Portfolio’s total average daily net assets plus $35,000. As noted in the prospectus for each Underlying Portfolio, AXA Equitable and, in certain cases, its affiliates serve as investment manager, investment adviser and/or administrator for the Underlying Portfolios and earn fees for providing services in these capacities, which are in addition to the fees directly associated with an AXA Allocation Portfolio. In this connection, the Manager’s selection of Underlying Portfolios may have a positive or negative effect on its revenues and/or profits.

MANAGEMENT TEAM

The Manager (cont’d)

Expense Limitation Agreement

In the interest of limiting until April 30, 2007 (unless the board of trustees consents to an earlier revision or termination of this arrangement) the expenses of each AXA Allocation Portfolio, the Manager has entered into an expense limitation agreement with the Trust with respect to the AXA Allocation Portfolios (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its management, administrative and other fees and to assume other expenses so that the total annual operating expenses of each portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of each portfolio’s business), are limited to 0.10% for Class A shares.

AXA Equitable may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being made and the combination of the portfolio’s expense ratio and such reimbursements do not exceed the portfolio’s expense cap. If the actual expense ratio is less than the expense cap and AXA Equitable has recouped any eligible previous payments made, the portfolio will be charged such lower expenses.

PORTFOLIO SERVICES

Buying and Selling Shares

Each AXA Allocation Portfolio offers Class A and Class B shares. All shares are purchased and sold at their net asset value without any sales load. The AXA Allocation Portfolios are not designed for market-timers, see the section entitled “Purchase Restrictions on Market-Timers and Active Traders.”

The price at which a purchase or sale is effected is based on the next calculation of net asset value after an order is placed by an insurance company or qualified retirement plan investing in or redeeming from the Trust. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender.

Restrictions on Buying and Selling Shares

Purchase Restrictions

The AXA Allocation Portfolios reserve the right to suspend or change the terms of purchasing or selling shares.

Purchase Restrictions on Market-Timers and Active Traders

Frequent transfers or purchases and redemptions of portfolio shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the portfolios. Excessive purchases and redemptions of shares of a portfolio may adversely affect portfolio performance and the interests of long-term investors by requiring it to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the portfolio’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio shares may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. To the extent a portfolio invests in Underlying Portfolios that invest a significant portion of their assets in foreign securities (e.g., AXA Premier VIP International Equity Portfolio, EQ/Alliance International Portfolio, EQ/International Growth Portfolio), the securities of small- and mid-capitalization companies (e.g., AXA Premier VIP Mid Cap Growth Portfolio, EQ/Alliance Small Cap Growth Portfolio, EQ/Lazard Small Cap Value Portfolio) or high-yield securities (e.g., AXA Premier VIP High Yield Portfolio and EQ/Caywood-Scholl High Yield Portfolio), it will tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than a portfolio that does not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. Securities of small- and mid-capitalization companies and high-yield securities present arbitrage opportunities because the market for such securities may be less liquid than the market for the securities of larger companies and higher quality bonds, which could result in pricing inefficiencies.

The Trust’s Board of Trustees has adopted policies and procedures regarding disruptive transfer activity. The Trust and the portfolios discourage frequent purchases and redemptions of portfolio shares by Contractholders and will not make special arrangements to accommodate such transactions in portfolio shares. As a general matter, each portfolio and the Trust reserve the right to reject a transfer that they believe, in their sole discretion, is disruptive (or potentially disruptive) to the management of the portfolio.

The Trust’s polices and procedures seek to discourage what it considers to be disruptive trading activity. The Trust seeks to apply its policies and procedures to all shareholders uniformly. It should be recognized, however, that such policies and procedures are subject to limitations:

•	They do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity.

•	The design of such policies and procedures involves inherently subjective judgments, which AXA Equitable, on behalf of the Trust, seeks to make in a fair and reasonable manner consistent with the interests of all shareholders.

•	The limits on AXA Equitable’s ability to monitor certain potentially disruptive transfer activity means that some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity.

PORTFOLIO SERVICES (cont’d)

If AXA Equitable, on behalf of the Trust, determines that a Contractholder’s transfer patterns among the Trust’s portfolios are disruptive to the Trust’s portfolios, it may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. AXA Equitable may also refuse to act on transfer instructions on an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, AXA Equitable may consider the combined transfer activity of Contracts that it believes are under common ownership, control or direction.

The Trust currently considers transfers into and out of (or vice versa) the same portfolio within a five-business day period as potentially disruptive transfer activity. In order to reduce disruptive activity, it monitors the frequency of transfers, including the size of transfers in relation to portfolio assets, in each portfolio. The Trust aggregates inflows and outflows for each portfolio on a daily basis. When a potentially disruptive transfer into or out of a portfolio occurs on a day when the portfolio’s net inflows and outflows exceed an established monitoring threshold, AXA Equitable sends a letter to the Contractholder explaining that there is a policy against disruptive transfer activity and that if such activity continues, AXA Equitable may take the actions described above to restrict the availability of voice, fax and automated transaction services. If such Contractholder is identified a second time as engaging in potentially disruptive transfer activity, AXA Equitable currently restricts the availability of voice, fax and automated transaction services. AXA Equitable currently applies such action for the remaining life of each affected Contract. Because AXA Equitable exercises discretion in determining whether or not to take the actions discussed above, some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of the frequent transfer activity. Although AXA Equitable currently provides a letter to Contractholders who have engaged in disruptive transfer activity of its intention to restrict access to communication services, AXA Equitable may not continue to provide such letters. Consistent with seeking to discourage potentially disruptive transfer activity, AXA Equitable or the Trust may also, in its sole discretion and without further notice, change what it considers potentially disruptive transfer activity and its monitoring procedures and thresholds, as well as change its procedures to restrict this activity. You should consult the Contract prospectus that accompanies this Prospectus for information on other specific limitations on the transfer privilege.

Notwithstanding our efforts, we may be unable to detect or deter market timing activity by certain persons, which can lead to disruption of management of, and excess costs to, the particular portfolio.

Selling Restrictions

The table below describes restrictions placed on selling shares of any portfolio described in this Prospectus.

Restriction	Situation
The portfolio may suspend the right of redemption or postpone payment for more than 7 days:	• When the New York Stock Exchange is closed (other than a weekend/holiday). • During an emergency. • Any other period permitted by the SEC.
A portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to 7 days to pay a redemption request in order to raise capital:	• When it is detrimental for a portfolio to make cash payments as determined in the sole discretion of AXA Equitable.

How Portfolio Shares are Priced

“Net asset value” is the price of one share of a portfolio without a sales charge, and is calculated each business day using the following formula:

Net Asset Value =	Total market value of securities + Cash and other assets – Liabilities
Number of outstanding shares

The net asset value of portfolio shares is determined as of the close of regular trading on the New York Stock Exchange (“Exchange”) on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time. The price you pay or receive for purchasing or redeeming a share will be based upon the net asset value next calculated after your order is placed by an insurance company or qualified retirement plan.

PORTFOLIO SERVICES (cont’d)

Shares of the Underlying Portfolios held by the AXA Allocation Portfolios are valued at their net asset value. Other portfolio securities and assets of the Underlying Portfolios are valued based on market price quotations. If market price quotations are not readily available, securities are valued by a method that reflects fair value. If an Underlying Portfolio includes investments that are not sold often or are not sold on any exchanges, the board of trustees of the Underlying Portfolios or its delegate will, in good faith, estimate fair value of these investments. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust’s board of trustees believes reflects fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. This policy is intended to assure that the Underlying Portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of an Underlying Portfolio’s securities can serve to reduce arbitrage opportunities available to traders seeking to take advantage of information available to them that is not the basis of Trust valuation actions, but there is no assurance that fair value pricing policies will prevent dilution of the Underlying Portfolio’s NAV by those traders. Because foreign securities sometimes trade on days when portfolio shares are not priced, the value of an Underlying Portfolio’s investments that includes such securities may change on days when portfolio shares cannot be purchased or redeemed. Debt obligations maturing within 60 days of the valuation date are valued at amortized cost.

Dividends and Other Distributions

The AXA Allocation Portfolios generally distribute most or all of their net investment income and their net realized gains, if any, annually. Dividends and other distributions by a portfolio are automatically reinvested at net asset value in shares of that portfolio.

Tax Consequences

Each AXA Allocation Portfolio is treated as a separate corporation and intends to qualify or continue to qualify to be treated as a regulated investment company for federal tax purposes. A portfolio will be so treated if it meets specified federal income tax rules, including requirements regarding types of investments, limits on investments, types of income, and distributions. A regulated investment company is not taxed at the entity (portfolio) level to the extent it passes through its income and gains to its shareholders by making distributions. Although the Trust intends that each portfolio will be operated to have no federal tax liability, if any portfolio does have any federal tax liability, that would hurt its investment performance. Also, any portfolio that invests in foreign securities or holds foreign currencies could be subject to foreign taxes that could reduce its investment performance.

It is important for each AXA Allocation Portfolio to maintain its regulated investment company status (and certain other requirements) because the shareholders of a portfolio that are insurance company separate accounts will then be able to use a favorable investment diversification testing rule in determining whether the Contracts indirectly funded by the portfolio meet tax qualification rules for variable insurance and annuity contracts. If a portfolio failed to meet specified investment diversification requirements, owners of non-pension plan Contracts funded through that portfolio could be taxed immediately on the accumulated investment earnings under their Contracts and could lose any benefit of tax deferral. AXA Equitable, in its capacity as the investment manager and as the administrator for the Trust, therefore carefully monitors the portfolios’ compliance with all of the regulated investment company rules and variable insurance and annuity contract investment diversification rules.

Contract owners seeking to more fully understand the tax consequences of their investments should consult with their tax advisers or the insurance company that issued their variable products or refer to their Contract prospectus.

Additional Information

Portfolio Distribution Arrangements

The AXA Allocation Portfolios are distributed by AXA Advisors, LLC and AXA Distributors, LLC, affiliates of AXA Equitable, the Co-distributors. The Trust has adopted a Distribution Plan under Rule 12b-1 under the Investment Company Act of 1940, as amended for the AXA Allocation Portfolios’ Class B shares. Under the plan, Class B shares are charged an annual fee to compensate each of the Co-distributors for promoting, selling and servicing shares of the AXA Allocation Portfolios. The annual fee is equal to 0.25% of each portfolio’s average daily net assets. Because these distribution fees are paid out of the AXA Allocation Portfolio’s assets on an ongoing basis, over time these fees will increase your cost of investing and may cost you more than paying other types of charges.

The Co-distributors may receive payments from certain sub-advisers of the Underlying Portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the Contracts and/or the sub-advisers’ respective Underlying Portfolios. These sales meetings or seminar sponsorships may provide the sub-advisers with increased access to persons involved in the distribution of the Contracts. The Co-distributors also may receive other marketing support from the sub-advisers in connection with the distribution of the Contracts.

DESCRIPTION OF BENCHMARKS

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Investments cannot be made directly in a broad-based securities index.

Standard & Poor’s 500 Index

Contains 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor’s to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

Lehman Brothers Aggregate Bond Index

Covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-based securities. To qualify for inclusion in the Lehman Brothers Aggregate Bond Index, a bond must have at least one year remaining to final maturity, $200 million in par value outstanding, rated Baa3 or better by Moody’s, and BBB- or better by S&P (and if neither is available for CMBS, Fitch is used) have a fixed coupon rate, and be U.S. dollar denominated.

Morgan Stanley Capital International EAFE Index

Contains a market capitalization weighted sampling of securities deemed by Morgan Stanley Capital International to be representative of the market structure of the developed equity markets in Europe, Australasia and the Far East. To construct the index, MSCI targets at least 60% coverage of the market capitalization of each industry within each country in the EAFE index. Companies with less than 40% of their market capitalization publicly traded are float-adjusted to include only a fraction of their market capitalization in the broader EAFE index. The EAFE index assumes dividends are reinvested net of withholding taxes and does not reflect any fees and expenses.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the financial performance of the AXA Allocation Portfolios’ Class A and Class B shares. The financial information in the table below is for the past five (5) years (or, if shorter, the period of the portfolio’s operations). The information below has been derived from the financial statements of the Trust, which have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. PricewaterhouseCoopers LLP’s report on the Trust’s financial statements as of December 31, 2005 and the financial statements themselves appear in the Trust’s Annual Report.

Certain information reflects financial results for a single portfolio share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all dividends and other distributions). The total return figures shown below do not reflect any separate account or Contract fees and charges. The total return figures would be lower if they did reflect such fees and charges. The information should be read in conjunction with the financial statements contained in the Trust’s Annual Report which are incorporated by reference into the Trust’s Statement of Additional Information (SAI) and available upon request.

AXA Conservative Allocation Portfolio

	Class A
			July 31, 2003* to December 31, 2003(c)
	Year Ended December 31,
	2005(c)	2004(c)
Net asset value, beginning of period	$10.80	$10.45	$10.00

Income (loss) from investment operations:
Net investment income	0.34	0.38	0.53
Net realized and unrealized gain (loss) on investments	(0.04)	0.28	0.06

Total from investment operations	0.30	0.66	0.59

Less distributions:
Dividends from net investment income	(0.30)	(0.30)	(0.14)
Distributions from net realized gains	(0.11)	(0.01)	—

Total dividends and distributions	(0.41)	(0.31)	(0.14)

Net asset value, end of period	$10.69	$10.80	$10.45

Total return (b)	2.78%	6.29%	5.89%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,054	$2,071	$93
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.10%	0.10%	0.10%
Before waivers and reimbursements (a)	0.32%	0.51%	9.14%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	3.17%	3.50%	12.33	%(h)
Before waivers and reimbursements (a)	2.95%	3.09%	3.29	%(h)
Portfolio turnover rate	101%	18%	9%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.02	$0.04	$0.39

FINANCIAL HIGHLIGHTS (cont’d)

AXA Conservative Allocation Portfolio (cont’d)

	Class B
			July 31, 2003* to December 31, 2003(c)
	Year Ended December 31,
	2005(c)	2004(c)
Net asset value, beginning of period	$10.80	$10.45	$10.00

Income (loss) from investment operations:
Net investment income	0.32	0.35	0.53
Net realized and unrealized gain (loss) on investments	(0.05)	0.28	0.05

Total from investment operations	0.27	0.63	0.58

Less distributions:
Dividends from net investment income	(0.27)	(0.27)	(0.13)
Distributions from net realized gains	(0.11)	(0.01)	—

Total dividends and distributions	(0.38)	(0.28)	(0.13)

Net asset value, end of period	$10.69	$10.80	$10.45

Total return (b)	2.52%	6.02%	5.78%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$217,999	$109,357	$5,986
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.35%	0.35%	0.35%
Before waivers and reimbursements (a)	0.57%	0.76%	9.39%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	2.92%	3.25%	12.08	%(h)
Before waivers and reimbursements (a)	2.70%	2.84%	3.04	%(h)
Portfolio turnover rate	101%	18%	9%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.02	$0.04	$0.40

FINANCIAL HIGHLIGHTS (cont’d)

AXA Moderate Allocation Portfolio(d)(e)(g)

	Class A
	Year Ended December 31,
	2005(c)	2004(c)	2003(c)		2002	2001
Net asset value, beginning of year	$15.51	$14.63	$12.54		$14.52	$15.20

Income (loss) from investment operations:
Net investment income	0.33	0.25	0.33		0.33	0.40
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.46	1.06	2.10		(2.15)	(0.69)

Total from investment operations	0.79	1.31	2.43		(1.82)	(0.29)

Less distributions:
Dividends from net investment income	(0.42)	(0.43)	(0.34)		(0.16)	(0.39)

Net asset value, end of year	$15.88	$15.51	$14.63		$12.54	$14.52

Total return	5.06%	8.99%	19.40%		(12.52)%	(1.85)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,052,781	$3,160,074	$3,141,256		$2,908,058	$2,122,401
Ratio of expenses to average net assets:
After waivers and reimbursements	0.10%	0.10%	0.42%		0.65%	0.65%
After waivers, reimbursements and fees paid indirectly	0.10%	0.09%	0.37%		0.63%	N/A
Before waivers, reimbursements and fees paid indirectly	0.27%	0.26%	0.49%		0.66%	0.65%
Ratio of net investment income to average net assets:
After waivers and reimbursements	2.11%	1.65%	2.42%		1.91%	2.74%
After waivers, reimbursements and fees paid indirectly	2.11%	1.66%	2.47%		1.93%	N/A
Before waivers, reimbursements and fees paid indirectly	1.94%	1.49%	2.35%		1.90%	2.74%
Portfolio turnover rate	34%	— ‡%	324	%(f)	337%	184%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$0.03	$0.02	$0.01		$— #	$—

	Class B
	Year Ended December 31,
	2005(c)	2004(c)	2003(c)		2002	2001
Net asset value, beginning of year	$15.43	$14.55	$12.47		$14.45	$15.14

Income (loss) from investment operations:
Net investment income	0.27	0.21	0.30		0.26	0.35
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.46	1.06	2.08		(2.10)	(0.67)

Total from investment operations	0.73	1.27	2.38		(1.84)	(0.32)

Less distributions:
Dividends from net investment income	(0.37)	(0.39)	(0.30)		(0.14)	(0.37)

Net asset value, end of year	$15.79	$15.43	$14.55		$12.47	$14.45

Total return	4.74%	8.75%	19.11%		(12.71)%	(2.08)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,518,020	$2,341,547	$1,261,402		$665,088	$359,212
Ratio of expenses to average net assets:
After waivers and reimbursements	0.35%	0.35%	0.67%		0.90%	0.90%
After waivers, reimbursements and fees paid indirectly	0.35%	0.34%	0.62%		0.88%	N/A
Before waivers, reimbursements and fees paid indirectly	0.52%	0.51%	0.74%		0.91%	0.90%
Ratio of net investment income to average net assets:
After waivers and reimbursements	1.86%	1.40%	2.17%		1.66%	3.72%
After waivers, reimbursements and fees paid indirectly	1.86%	1.41%	2.22%		1.68%	N/A
Before waivers, reimbursements and fees paid indirectly	1.69%	1.24%	2.10%		1.65%	3.72%
Portfolio turnover rate	34%	— ‡%	324	%(f)	337%	184%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$0.03	$0.02	$0.01		$— #	$—

FINANCIAL HIGHLIGHTS (cont’d)

AXA Aggressive Allocation Portfolio

	Class A
			July 31, 2003* to December 31, 2003(c)
	Year Ended December 31,
	2005(c)	2004(c)
Net asset value, beginning of period	$12.44	$11.26	$10.00

Income from investment operations:
Net investment income	0.19	0.11	0.15
Net realized and unrealized gain on investments	0.84	1.26	1.16

Total from investment operations	1.03	1.37	1.31

Less distributions:
Dividends from net investment income	(0.24)	(0.18)	(0.05)
Distributions from net realized gains	(0.27)	(0.01)	—

Total dividends and distributions	(0.51)	(0.19)	(0.05)

Net asset value, end of period	$12.96	$12.44	$11.26

Total return (b)	8.27%	12.15%	13.08%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$18,069	$5,704	$555
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.10%	0.10%	0.10%
Before waivers and reimbursements (a)	0.29%	0.39%	6.01%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	1.50%	0.91%	3.38	%(h)
Before waivers and reimbursements (a)	1.31%	0.62%	(2.53	)%(h)
Portfolio turnover rate	50%	2%	2%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.02	$0.03	$0.27

	Class B
			July 31, 2003* to December 31, 2003(c)
	Year Ended December 31,
	2005(c)	2004(c)
Net asset value, beginning of period	$12.43	$11.26	$10.00

Income from investment operations:
Net investment income	0.17	0.08	0.14
Net realized and unrealized gain on investments	0.84	1.25	1.16

Total from investment operations	1.01	1.33	1.30

Less distributions:
Dividends from net investment income	(0.21)	(0.15)	(0.04)
Distributions from net realized gains	(0.27)	(0.01)	—

Total dividends and distributions	(0.48)	(0.16)	(0.04)

Net asset value, end of period	$12.96	$12.43	$11.26

Total return (b)	8.08%	11.78%	12.97%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$609,650	$241,623	$7,807
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.35%	0.35%	0.35%
Before waivers and reimbursements (a)	0.54%	0.64%	6.26%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	1.25%	0.66%	3.13	%(h)
Before waivers and reimbursements (a)	1.06%	0.37%	(2.78	)%(h)
Portfolio turnover rate	50%	2%	2%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.02	$0.03	$0.27

FINANCIAL HIGHLIGHTS (cont’d)

*	Commencement of operations.
#	Per share amount is less than $0.01.
‡	Amount is less than 1%.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Net investment income and capital changes are based on average shares outstanding.
(d)	On May 19, 2001, this Portfolio received, through a substitution transaction, the assets and liabilities of the Alliance Conservative Investors Portfolio, EQ/Evergreen Foundation Portfolio, EQ/Putnam Balanced Portfolio, and Mercury World Strategy Portfolio that followed the same investment objectives as this Portfolio.
(e)	On November 22, 2002, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Alliance Growth Investors Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2002 represents the results of operations of the EQ/Balanced Portfolio.
(f)	Reflects purchases and sales from change in investment strategy.
(g)	On August 15, 2003, this Portfolio received, through a merger, the assets and liabilities of the EQ/Balanced Portfolio that followed the same investment objectives of this Portfolio. The information from January 1, 2001 through August 14, 2003 is that of the predecessor EQ/Balanced Portfolio. Information for the year ended December 31, 2003 includes the results of the operations of the predecessor EQ/Balanced Portfolio from January 1, 2003 through August 14, 2003.
(h)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.

If you would like more information about the AXA Allocation Portfolios, the following documents are available free upon request. The Trust does not have a website available for accessing such information.

Annual and Semi-Annual Reports — Includes more information about the portfolios’ performance. The reports usually include performance information, a discussion of market conditions and the investment strategies that affected the portfolios’ performance during the last fiscal year.

Statement of Additional Information (SAI) — Provides more detailed information about the AXA Allocation Portfolios, has been filed with the SEC and is incorporated into this Prospectus by reference.

Portfolio Holdings Disclosure — A description of the portfolios’ policies and procedures with respect to the disclosure of their portfolio securities holdings is available in the portfolios’ SAI.

To order a free copy of the AXA Allocation Portfolios’ SAI and/or Annual and Semi-Annual Report, contact your financial professional, or the AXA Allocation Portfolios at:

AXA Premier VIP Trust

1290 Avenue of the Americas

New York, New York 10104

Telephone: 877-222-2144

Your financial professional or AXA Premier VIP Trust will also be happy to answer your questions or to provide any additional information that you may require

Information about the AXA Allocation Portfolios (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the portfolios are available on the EDGAR database on the SEC’s Internet site at

http://www.sec.gov.

Investors may also obtain this information, after paying a duplicating fee, by electronic request at the following e-mail address:

publicinfo@sec.gov or by writing the SEC’s

Public Reference Room,

100 F Street NE

Washington, D.C. 20549

AXA Premier VIP Trust

AXA Allocation Portfolios

AXA Conservative Allocation Portfolio

AXA Moderate Allocation Portfolio

AXA Aggressive Allocation Portfolio

(Investment Company Act File No. 811-10509)

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